UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): February 3, 2009
SCHERING–PLOUGH CORPORATION
(Exact Name of Registrant as Specified in its Charter)

New Jersey (State or Other Jurisdiction of Incorporation)	1-6571 (Commission File Number)	22-1918501 (IRS Employer Identification Number)
2000 Galloping Hill Road
Kenilworth, NJ 07033
(Address of Principal Executive Office)
Registrant’s telephone number, including area code: (908) 298-4000
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 2.02 RESULTS OF OPERATIONS AND FINANCIAL CONDITION
ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS
SIGNATURES
Exhibit Index
EX-99.1: PRESS RELEASE
EX-99.2: SUPPLEMENTAL FINANCIAL DATA

ITEM 2.02 RESULTS OF OPERATIONS AND FINANCIAL CONDITION.
Schering-Plough today issued a press release titled “Schering-Plough Reports Financial Results for 2008 Fourth Quarter, Full Year” and provided additional supplemental financial data. The press release is furnished as Exhibit 99.1 to this 8-K. The supplemental financial data is furnished as Exhibit 99.2 to this 8-K.
ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS.
(d) Exhibits
99.1 Press release dated February 3, 2009 titled “Schering-Plough Reports Financial Results for 2008 Fourth Quarter, Full Year”
99.2 Supplemental Financial Data

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Schering-Plough Corporation
By:	/s/ Steven H. Koehler
Steven H. Koehler
Vice President and Controller

Date: February 3, 2009

Exhibit Index

Exhibit
Number	Description
99.1	Press release dated February 3, 2009 titled “Schering-Plough Reports Financial Results for 2008 Fourth Quarter, Full Year”

99.2	Supplemental Financial Data